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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
OUTDOOR CHANNEL HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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August 8, 2005

Dear Stockholder:

        You are cordially invited to attend the annual meeting of stockholders of Outdoor Channel Holdings, Inc. which will be held at our executive offices, 43445 Business Park Drive, Temecula, California, on Tuesday August 30, 2005 at 9:00 a.m. local time.

        Details of the business to be conducted at the annual meeting are given in the attached Notice of annual meeting of stockholders and Proxy Statement which you are urged to read carefully.

        Your vote is important, so even if you plan to attend the meeting, I encourage you to sign, date and return the enclosed proxy promptly in the accompanying reply envelope. This will ensure your vote is counted whether or not you are able to attend. If you decide to attend the annual meeting and wish to change your proxy vote, you may do so automatically by voting in person at the annual meeting.

        We look forward to seeing you on August 30, 2005.

Sincerely,

Perry Massie, Chairman of the Board, Chief Executive Officer and President
Temecula, California

OUTDOOR CHANNEL HOLDINGS, INC
43445 Business Park Drive, Suite 113
Temecula, California 92590

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 30, 2005 AT 9:00 A.M.

Dear Stockholder:

        The annual meeting of stockholders of Outdoor Channel Holdings, Inc. will be held at our executive offices, 43445 Business Park Drive, Temecula, California, on Tuesday August 30, 2005 at 9:00 a.m. local time for the following purposes:

  1.
  To elect two persons to the Board of Directors. The independent directors of the current Board of Directors have nominated the following persons for election at the meeting: Jerry R. Berglund and Ray V. Miller.

  2.
  To transact such other business that may properly come before the meting or any adjournment(s) thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. All stockholders of record at the close of business on August 4, 2005 will be entitled to vote at the annual meeting and at any adjournment thereof. The transfer books will not be closed. A list of stockholders entitled to vote at the annual meeting will be available for inspection at the offices of Outdoor Channel Holdings, Inc. and at the meeting.

By Order of the Board of Directors,

Perry Massie, Chairman of the Board, Chief Executive Officer and President
Temecula, California August 8, 2005

ABSTENTIONS AND BROKER NONVOTES WILL BE COUNTED FOR PURPOSES OF DETERMINING WHETHER A QUORUM IS PRESENT AT THE ANNUAL MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE WHICH HAS BEEN PROVIDED. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES. IN THE EVENT YOU ARE ABLE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

i

OUTDOOR CHANNEL HOLDINGS, INC.
43445 Business Park Drive, Suite 113
Temecula, California 92590

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
AUGUST 30, 2005

        On behalf of the Board of Directors (the "Board") of Outdoor Channel Holdings, Inc. (the "Company"), we are asking for your proxy, to be used at the annual meeting of stockholders to be held on August 30, 2005. The annual meeting will be held at 9:00 a.m. at our executive offices located at 43445 Business Park Drive, Temecula, California. Stockholders of record on August 4, 2005 are entitled to notice of and to vote at the annual meeting. This Proxy Statement and accompanying proxy materials will be first mailed to stockholders on or about August 8, 2005.

What is the purpose of the annual meeting?

        At our annual meeting, the only formal item on which the stockholders will vote is the election of two directors to the Board. In addition, following the formal part of the meeting, management will report on the Company and will respond to questions from our stockholders. An annual report for the year ended December 31, 2004 is enclosed with this Proxy Statement.

Who can vote at the meeting?

        Only stockholders of record as of the close of business on the record date, August 4, 2005, are entitled to vote the shares of stock they held on that date. Stockholders may vote in person or by proxy (see "How do I vote" below). Each holder of shares of common stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement. Our bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, will be a quorum for the transaction of business at the meeting. As of the record date, there were 24,289,413 shares of common stock outstanding.

        The Board does not know of any matter that is not referred to in this Proxy Statement to be presented for action at the meeting. If any other matters are properly brought before the meeting, the persons named in the proxy will have discretion to vote on such matters in accordance with their best judgment.

        All votes will be counted by an inspector of elections appointed for the meeting. The inspector will count separately "yes" votes, "no" votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted as "present" when determining whether there is a quorum to transact business. Except for the election of directors, abstentions will have the same effect as "no" votes. However, broker non-votes will not be counted as votes on any proposal.

What is the required vote?

        The two people receiving the largest number of votes cast at the annual meeting will be elected as directors. For other matters, if any were to arise, the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote is required for approval.

How do I vote?

        If you complete and properly sign the enclosed proxy card and return it as instructed on the card, it will be voted as you directly. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. If you hold your shares in "street name" through a brokerage or other nominee, you will need to obtain a proxy card from the institution that holds your shares.

        All shares represented by a proxy will be voted, and if a stockholder specifies a choice with respect to any item to be acted upon, the shares will be voted in accordance with that choice. If no choice is indicated on the proxy card, the shares will be voted in favor of the election of the nominees for director contained in this Proxy Statement and in the discretion of the proxy holders on any other matter that comes before the meeting.

May I revoke my proxy?

        Yes. You may revoke your proxy at any time before it is voted. It may be revoked by taking any of the following actions:

  •
  delivering a written notice to the Company's Secretary or Assistant Secretary at its principal office, 43445 Business Park Drive, Suite 113, Temecula, California 92590;

  •
  delivering a signed subsequent proxy relating to the same shares and bearing a later date prior to the vote at the meeting; or

  •
  attending the meeting and voting in person, although attendance at the meeting will not, by itself, revoke a proxy.

        Please note, however, that if your shares are held in "street name" through a brokerage or other nominee and you wish to vote at the meeting, you must bring to the meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares.

Who will pay for the costs of solicitation?

        The Company will bear the entire cost of solicitation of proxies, including costs incurred in connection with the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional information furnished to stockholders of the Company in relation to the annual meeting. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, facsimile or telegram.

PROPOSAL 1—ELECTION OF DIRECTORS

        The Board of Outdoor Channel Holdings, Inc. is currently composed of seven members. The Board is classified into three classes of directors serving staggered three-year terms, with one class of directors to be elected at each annual meeting of stockholders. At the 2005 annual meeting, two directors will be elected to hold office for three years or until their successors are elected and qualified. Jerry R. Berglund and Ray V. Miller, who are presently serving as directors, have been nominated for re-election by the independent members of the Board. Unless the returned proxy withholds authority to vote for one or more of the nominees or is a broker non-vote, the shares represented by such returned proxy will be voted for the election of the directors as the Board's nominees. If either nominee is unable to serve, which is not expected, the shares represented by the returned proxy will be voted for such candidate as may be nominated by the independent members of the Board.

Vote Required

        The two candidates receiving the highest number of affirmative votes of the stockholders entitled to vote at the annual meeting will be elected directors of Outdoor Channel Holdings, Inc. Unless otherwise instructed, the proxyholders will vote each returned proxy for the nominees named above for election to the class whose term expires in 2008, or for as many nominees of the Board as possible, such votes to be distributed among such nominees in the manner as the proxyholders see fit.

Nominees and Other Directors

        The following table sets forth information regarding the nominees for director and each other person whose terms of office as a director will continue after the meeting.

Name	Age	Class Termination Year	Position
Perry T. Massie	43	2007	Chief Executive Officer, President, Director-Chairman of the Board
Thomas H. Massie	40	2006	Executive Vice President, Secretary and Director-Vice Chairman of the Board
Jerry R. Berglund(1)	57	2005	Director
David C. Merritt(1)	51	2006	Director
Ray V. Miller(2)	72	2005	Director
Elizabeth J. Sanderson(2)	51	2006	Director
Thomas B. Stanley(1),(2)	52	2007	Director

(1)
Member of Audit Committee

(2)
Member of Compensation Committee

Business Experience of Nominees for Election

        Jerry R. Berglund has served as a director of Outdoor Channel Holdings, Inc. since September 2004 and had previously served as a director of The Outdoor Channel, Inc. since 1999. From 1988 to 1996, Mr. Berglund was the primary owner and President of Denpak, a wood product distribution and manufacturing company that he co-founded. In 1996, Denpak was purchased by a subsidiary of Wolseley PLC of Great Britain. Mr. Berglund stayed on as vice-president and consultant until September of 2000. Mr. Berglund actively serves on the Boards of Colorado Uplift and the Foundation for Urban Youth Ministries, both of which are inner city charities for youth in the Denver area. He earned a B.S. degree in Agricultural Economics from the University of California at Berkeley in 1970.

        Ray V. Miller has served as a director of Outdoor Channel Holdings, Inc. since September 2004 and had previously served as a director of The Outdoor Channel, Inc. since 1997. Mr. Miller has been Chairman of Carolina Mountain Cablevision, Inc., an independent cable television operator in North Carolina since 2002. From 1990 to present, Mr. Miller has been Chairman of Country Cablevision, Inc., an independent cable television operator in North Carolina. Mr. Miller was a director of the National Cable Television Cooperative from 1992 to 2001 and served as Chairman of the National Cable Television Cooperative during 1999 and 2000. Mr. Miller also served as Vice Chairman of the First Western Bank from 1997 to 2001.

Business Experience of Directors with Terms Expiring 2006

        Thomas H. Massie has served as a director and the Secretary of Outdoor Channel Holdings, Inc. since 1984, its Executive Vice President since 1994 and as its Vice Chairman of the Board since 1999. Mr. Massie is also the host of the "Gold Fever" show which airs on The Outdoor Channel. He attended the University of Alaska, Fairbanks, studying business administration. Thomas H. Massie is the brother of Perry T. Massie.

        David C. Merritt has served as a director of Outdoor Channel Holdings, Inc. since December 2003. He has served as a director of Charter Communications, Inc., a provider of cable television and other communication services, since July 2003. Mr. Merritt has been a Managing Director at Salem Partners LLC, an investment banking firm, since October 2003. From January 2001 through April 2003, Mr. Merritt served as Managing Director in the Entertainment Media Advisory Group at Gerard Klauer Mattison & Co., Inc., a company that provides advisory services to the entertainment media industries. He has also served as a director of Laser-Pacific Media Corporation from January 2001 to October 2003. He served as Chief Financial Officer of CKE Associates, Ltd., a privately held company with interests in talent management, film production, television production, music and new media from 1999 to 2000. Before joining CKE Associates in 1999, Mr. Merritt was an audit and consulting partner of KPMG LLP for 14 years. During that time, he served as national partner in charge of the media and entertainment practice. Mr. Merritt holds a B.S. degree in business and accounting from California State University—Northridge.

        Elizabeth J. Sanderson has served as a director of Outdoor Channel Holdings, Inc. since September 2004 and had previously served as a director of The Outdoor Channel, Inc. since 1997. Ms. Sanderson has been a practicing attorney since 1984, and has been an interviewer for the Oral History Project of the National Cable Television Center from 1997 to present. Ms. Sanderson served as a director from 1993 to 1997 of the National Cable Television Center and from 1994 to 1995 she served as Chairperson. From 1997 to 1999, Ms. Sanderson served as Chair of TRD Frameworks (formerly known as The Research Department). From 1991 to 1997, Ms. Sanderson served on the Boards of People's Communications Companies, for rural telephone, fiber-optic and cable plant construction, internet and cellular divisions, and as President of People's Broadband Communications, a cable television operating company. Ms. Sanderson earned a B.A. degree after attending Colorado College and the University of Freiburg, Germany. Ms. Sanderson earned law degrees from Pepperdine University and the University of British Columbia.

Business Experience of Directors with Terms Expiring 2007

        Perry T. Massie has served as a director of Outdoor Channel Holdings, Inc. since 1984, as its Chief Executive Officer since 1986, and has served as its President and Chairman of the Board since 1994. From 1986 until 1996, he also served as the Chief Financial Officer of Outdoor Channel Holdings, Inc. Mr. Massie has served as Co-President of The Outdoor Channel, Inc. since 1998. He is the Managing Editor of the Gold Prospectors & Treasure Hunters in the Great Outdoors magazine and is also the host of the "Prospecting America" show, which airs on The Outdoor Channel. Mr. Massie earned a B.S.

degree in Mining Engineering from the University of Alaska, Fairbanks. Perry T. Massie is the brother of Thomas H. Massie.

        T. Bahnson Stanley has served as a director of Outdoor Channel Holdings, Inc. since January 2004. From 1991 to 2003, Mr. Stanley served in various positions for Landmark Communications, Inc. most recently as Executive Vice President—Strategy and Development—The Weather Channel Companies®. While at Landmark, he was responsible for strategy, new business development and operations of various properties, including The Travel Channel and The Weather Channel. From 1985 to 1991, Mr. Stanley held the position of Vice President—Investment Banking with Scott & Stringfellow (now a division of BB&T Corporation). From 1980 to 1985, Mr. Stanley served in various positions within Landmark Communications, Inc. As the Director of Business Development, Cable and Broadcast, Mr. Stanley developed the strategy and tactics to convert The Weather Channel from a free service to subscriber fee based service. Mr. Stanley earned an MBA from the University of Virginia and a B.A. degree from Duke University.

Board of Directors Meetings

        The Board took action by unanimous written consent or held meetings eighteen (18) times during 2004. During 2004, each incumbent director then in office attended at least 75% of the meetings of the Board and committees of the Board on which he or she served which were held during 2004.

Board Committees

        The Board currently has a standing audit committee and a compensation committee and may from time to time establish other committees.

        Audit Committee.    Our audit committee is directly responsible for the appointment, compensation, retention and oversight of our independent auditors and reviews our financial statements and internal controls. The current members of our audit committee are Messrs. Berglund, Stanley and Merritt, who chairs the committee. The board of directors has determined that each member of the Audit Committee is independent, as defined in Rule 4200(a)(15) of the Nasdaq Stock Market Marketplace Rules and under Rule 10A-3 promulgated by the Securities and Exchange Commission. The board of directors has determined that Mr. Merritt is an audit committee financial expert for purposes of the rules and regulations of the Securities and Exchange Commission. The Audit Committee operates under a written charter adopted by the board of directors, a copy of which was previously included as an appendix to the Company's proxy statement filed with the Securities and Exchange Commission on August 19, 2004. The Audit Committee held five (5) formal meetings during 2004.

        Compensation Committee.    Our compensation committee is responsible for determining, either alone or with the other independent directors, or recommending to the board, the compensation and benefits of our executive officers and other key employees, administers our stock option plans and establishes and reviews general policies relating to compensation and benefits of all of our employees. The current members of the compensation committee are Messrs. Miller, Stanley and Ms. Sanderson, who chairs the committee. The board of directors has determined that each member of the Compensation Committee is independent, as defined in Rule 4200(a)(15) of the Nasdaq Stock Market Marketplace Rules. The Compensation Committee held no formal meetings during 2004.

Governance

        Director Independence.    The Board has determined that except for Perry T. Massie and Thomas H. Massie, each of the members of the Board is an independent director under the Nasdaq listing standards. The independent directors have two or more regularly scheduled executive sessions per year at which only the independent directors are present.

        Director Nominations.    Currently, the Board does not have a standing nominating committee and the two nominees for directors were recommended to the entire board of directors by the independent directors pursuant to a formal board resolution regarding such matters. In light of their experience on the Board, the relatively small size of the current board of directors and the working relationship among the directors, the Board believed that the independent directors were able to evaluate the qualifications and suitability of the director nominees.

        The Company has not received director candidate recommendations from its stockholders in the past, and it does not currently have a formal policy regarding consideration of such recommendations. It is anticipated, however, that any recommendations received from stockholders will be evaluated in a similar manner that potential nominees suggested by board members, management or other parties are evaluated. We have not adopted a policy with respect to minimum qualifications for board members. In the past, we have not engaged any third party or parties to identify or evaluate or assist in identifying or evaluating potential director nominees.

        Stockholder Communications with Board Members.    In 2004, the Board implemented a process by which stockholders may send written communications directly to the attention of the entire board or any individual director. Stockholders who wish to communicate with the directors should indicate in their correspondence whether it is directed to an individual director or to the entire board and should send such correspondence care of the Company's secretary or assistant secretary at 43445 Business Park Drive, Suite 113, Temecula, California 92590.

        Board Member Attendance at Annual Meetings.    The Company's policy is to encourage directors to attend annual meetings, however, such attendance is not mandatory. All of the directors who were then in office attended the 2004 annual meeting of stockholders.

Compensation of Directors

        Directors who are also employees do not receive any fees or remuneration, as such, for service on our board or any board committee.

        In fiscal year 2004, each non-employee director was entitled to receive an annual retainer of $18,000 for service on the board and the Chair of the Audit Committee received an annual retainer of $5,000 for serving in that capacity. In addition, non-employee directors of Outdoor Channel Holdings, Inc. received meeting fees of $500 for each special meeting of the board of directors and for each committee meeting attended by the director. In addition, during fiscal year 2004, Outdoor Channel Holdings, Inc. paid $9,335, $10,809 and $6,198 for the healthcare insurance premiums for Mr. Berglund, Mr. Miller and Ms. Sanderson, respectively.

        In fiscal year 2005, each non-employee director is entitled to receive an annual retainer of $24,000 for service on the board, $1,000 for each meeting of the board of directors and $500 for each Audit Committee, Compensation Committee or non-employee directors meeting attended by the director. In addition, the Chair of the Audit Committee is to receive an annual retainer of $7,500 for serving in that capacity and the Chair of the Compensation Committee is to receive an annual retainer of $2,500 for serving in that capacity.

        Pursuant to our Non-Employee Directors Stock Option Plan, each non-employee director receives an option to purchase 125,000 shares of common stock when they initially join the board of directors. The exercise price of the option is equal to the fair market value of the underlying shares of common stock, and the option vests over a period of three years from the date of grant. Each current non-employee director has received such an option.

Recommendation of the Board

        The Board unanimously recommends a vote FOR the election of the above nominees.

PRINCIPAL STOCKHOLDERS

        The following table sets forth certain information regarding the beneficial ownership of our common stock as of August 4, 2005 for:

  •
  each of our directors;

  •
  each of our named executive officers;

  •
  each person known by us to be the beneficial owner of more than 5% of our outstanding common stock; and

  •
  all of our directors and executive officers as a group.

        In the following table, percentage of ownership is based on 24,289,413 shares of common stock outstanding as of August 4, 2005. Except as otherwise indicated below, we believe that each person listed below has sole voting and investment power with respect to the shares owned, subject to applicable community property laws.

	Shares Beneficially Owned(2)
Name and Address of Beneficial Owners(1)
	Number	Percent
Thomas H. Massie(3)	6,481,302	26.7%
Perry T. Massie(4)	6,472,872	26.6%
Musk Ox Investments, LP(5)	2,873,620	11.8%
Elizabeth J. Sanderson(6)	1,051,488	4.2%
Ray V. Miller(7)	752,784	3.1%
Jerry R. Berglund(8)	559,240	2.3%
Andrew J. Dale(9)	321,558	1.3%
William A. Owen(10)	250,000	1.0%
David C. Merritt(11)	75,000	*
T. Bahnson Stanley(12)	75,000	*
Thomas E. Hornish(13)	112,500	*
All directors and executive officers as of August 4, 2005 as a group (10 persons)(14)	13,143,844	50.4%
Richard K. Dickson II(15) P.O. Box 2310 Temecula, CA 92593	1,780,773	7.2%

*
Less than one percent

(1)
Unless otherwise noted above, the business address of each stockholder is c/o Outdoor Channel Holdings, Inc., 43445 Business Park Dr., Suite 113, Temecula, California 92590.

(2)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of August 4, 2005, are deemed outstanding for computing the percentage of the persons holding such options but are not deemed outstanding for computing the percentage of any other person.

(3)
Includes shares owned with Mr. Thomas Massie's wife, in trusts and control companies and 2,873,620 shares owned by entities including Musk Ox Investments, LP owned jointly with Mr. Perry Massie. Mr. Thomas Massie disclaims beneficial ownership of the shares owned by Musk Ox Investments, LP except to the extent of his pecuniary interest therein.

(4)
Includes shares owned with Mr. Perry Massie's wife, in trusts and 2,873,620 shares owned by entities including Musk Ox Investments, LP owned jointly with Mr. Thomas Massie. Mr. Perry Massie disclaims beneficial ownership of the shares owned by Musk Ox Investments, LP except to the extent of his pecuniary interest therein.

(5)
Musk Ox Investments, LP is owned equally by Messrs. Perry and Thomas Massie. Its shares are included in both of their total shares since both individuals might be considered to be the beneficial owner of such shares.

(6)
Includes 20,625 shares held in a trust and excludes 105,192 shares held in trusts established by Ms. Sanderson but for which she disclaims beneficial ownership and/or control. Also includes 647,255 shares subject to options exercisable within 60 days of August 4, 2005.

(7)
Includes 96,250 shares owned by Mr. Miller's wife and 306,484 shares subject to options exercisable within 60 days of August 4, 2005.

(8)
Includes 172,947 shares owned by Mr. Berglund's wife and children, 8,750 shares held in a trust and 151,366 shares subject to options exercisable within 60 days of August 4, 2005.

(9)
Mr. Dale was not deemed to be an executive officer of Outdoor Channel Holdings Inc. until September 2004. Includes 242,558 shares subject to options exercisable within 60 days of August 4, 2005.

(10)
Includes 250,000 shares subject to options exercisable within 60 days of August 4, 2005.

(11)
Includes 75,000 shares subject to options exercisable within 60 days of August 4, 2005.

(12)
Includes 75,000 shares subject to options exercisable within 60 days of August 4, 2005.

(13)
Includes 37,500 shares subject to options exercisable within 60 days of August 4, 2005.

(14)
Includes our current directors' and executive officers' shares listed above, including a total of 1,785,163 shares subject to options exercisable within 60 days of August 4, 2005.

(15)
Includes shares owned with Mr. Dickson's wife. Mr. Dickson was previously a director and officer of the Company and resigned all positions with us effective November 13, 2003. Includes 325,000 shares subject to options exercisable within 60 days of August 4, 2005.

MANAGEMENT

Executive Officers

        The following table sets forth the names, ages and positions of our executive officers as of August 4, 2005. Their respective backgrounds are described below.

Executive Officers and Directors:

Name	Age	Position
Perry T. Massie	42	Chief Executive Officer, President, Director-Chairman of the Board, and Co-President of The Outdoor Channel, Inc.
William A. Owen	47	Chief Financial Officer and Controller
Thomas H. Massie	40	Executive Vice President, Secretary and Director-Vice Chairman of the Board
Andrew J. Dale	50	Chief Executive Officer and Co-President of The Outdoor Channel, Inc.
Thomas E. Hornish	46	General Counsel

        Perry T. Massie has served as a director of Outdoor Channel Holdings, Inc. since 1984, as its Chief Executive Officer since 1986, and has served as its President and Chairman of the Board since 1994. From 1986 until 1996, he also served as the Chief Financial Officer of Outdoor Channel Holdings, Inc. Mr. Massie has served as Co-President of The Outdoor Channel, Inc. since 1998. He is the Managing Editor of the Gold Prospectors & Treasure Hunters in the Great Outdoors magazine and is also the host of the "Prospecting America" show, which airs on The Outdoor Channel. Mr. Massie earned a B.S. degree in Mining Engineering from the University of Alaska, Fairbanks. Perry T. Massie is the brother of Thomas H. Massie.

        William A. Owen has served as the Chief Financial Officer of Outdoor Channel Holdings, Inc. since November 2003 and as its Controller since July 2004. From 1998 to 2003, he served as Chief Financial Officer of Cruttenden Partners, LLC an investment firm. In 1999, Mr. Owen also served as Chief Financial Officer and Chief Administrative Officer for E*OFFERING Corp., an on-line investment banking firm developed by Cruttenden Partners, LLC., which was sold to Wit Soundview Corporation in 2000. From 1991 to 1998, Mr. Owen served as Vice President, Corporate Finance for Cruttenden Roth Incorporated, an investment banking firm. From 1990 to 1991, he was a Managing Director for Tuerk & Associates, an investment banking firm. From 1985 to 1989, Mr. Owen was a Vice President for The Geneva Companies, a firm specializing in conducting mergers and acquisitions and business valuations. From 1982 to 1985, Mr. Owen was an auditor for Price Waterhouse, a public accounting firm and earned his CPA certificate. He earned his MBA at the University of California—Irvine and his B.A. degree in Business and Administration from Fort Lewis College.

        Thomas H. Massie has served as a director and the Secretary of Outdoor Channel Holdings, Inc. since 1984, its Executive Vice President since 1994 and as its Vice Chairman of the Board since 1999. Mr. Massie is also the host of the "Gold Fever" show which airs on The Outdoor Channel. He attended the University of Alaska, Fairbanks, studying business administration. Thomas H. Massie is the brother of Perry T. Massie.

        Andrew J. Dale has served as Chief Executive Officer and Co-President of The Outdoor Channel, Inc. since 1998. He was Chief Operating Officer of The Outdoor Channel, Inc. from 1997 to 1998. From 1994 to 1997, he was Senior Vice President Operations of The Outdoor Channel, Inc. From 1990 to 1993, he was a video and television consultant to both Outdoor Channel Holdings, Inc. and The Outdoor Channel, Inc. Mr. Dale began his television career in 1982 working at Financial News Network, or "FNN", an early cable news channel. He is currently a member of the Cable Television

Association for Marketing, the Society of Motion Picture and Television Engineers, and serves on the Satellite Network Committee for the National Cable Telecommunications Association. In 2001 and 2002 he was listed as one of the top 100 most influential people in the cable industry by CableFax Magazine.

        Thomas E. Hornish has served as our General Counsel since December 2004. From February 2003 to December 2004, he served as "Of Counsel" with Paul, Hastings, Janofsky & Walker LLP, an international law firm. Prior to that, he was an associate attorney with Brobeck Phleger & Harrison LLP since 1996. Mr. Hornish is licensed to practice law in California and Illinois, and is also a registered patent attorney. He is a decorated veteran with more than 20 years experience in the U.S. Air Force and is currently serving as a reservist in the Air Force. Mr. Hornish earned his J.D. degree in 1995 from The Ohio State University, Order of the Coif, while also attending the University of Chicago. He also holds a B.S. degree in chemical engineering from The Ohio State University.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Compensation

        The following table sets forth compensation received for the fiscal years ended December 31, 2004, 2003 and 2002 by (i) our Chief Executive Officer, (ii) our three other most highly compensated executive officers at the end of fiscal year 2004 and whose salary and bonus exceeded $100,000 for fiscal year 2004, including the Chief Executive Officer and Co-President of our subsidiary The Outdoor Channel, Inc., who was not deemed to be an executive officer of Outdoor Channel Holdings, Inc. until September 2004 and (iii) our General Counsel who joined us in December 2004. We refer to these individuals as the Named Executive Officers.

Summary Compensation Table(1)

		Annual Compensation				Long-Term Compensation
Name and Principal Position	Year	Salary ($)		Bonus ($)	Other Annual Compensation ($)(2)	Restricted Stock Awards ($)		Securities Underlying Options (#)	All Other Compensation ($)(3)
Perry T. Massie, CEO	2004 2003 2002	191,538 165,209 138,680		115,000 91,200 52,700	— — —	— — 4,500	(4)	— — —	4,875 66,547 24,671
William A. Owen, CFO(5)	2004 2003	171,923 28,846		82,400 15,000	— —	— —		— 500,000	982 —
Thomas H. Massie, Executive VP	2004 2003 2002	192,256 154,943 137,000		100,000 91,200 49,600	— — —	— — 4,500	(4)	— — —	4,875 70,405 23,327
Andrew J. Dale, CEO And Co-President of The Outdoor Channel, Inc.	2004 2003 2002	208,731 180,726 132,000		140,400 114,000 62,000	— — —	— — —		— — —	6,262 5,345 3,808
Thomas E. Hornish General Counsel	2004	10,000	(6)	25,000	—	1,042,500	(7)	125,000	—

(1)
Amounts are disclosed in the fiscal year in which they were earned.

(2)
No perquisites were paid to any Named Executive Officer during 2004, 2003 or 2002.

(3)
Included in the amounts for this column for 2003 are $13,750 and $17,750 for Messrs. P. Massie and T. Massie, respectively, for service on the board of directors of The Outdoor Channel, Inc. Also included in this column for 2003 are $48,011 and $48,011 for Messrs. P. Massie and T. Massie, respectively, received by each individual as a bonus by canceling subscriptions receivable for common stock and the interest thereon. The other amounts in this column for each of the individuals represent contributions to our 401k plans.

(4)
Represents the dollar value of stock awards consisting of 1,350 fully vested shares of common stock of The Outdoor Channel, Inc. as compensation for serving as a director of The Outdoor Channel, Inc.

(5)
Mr. Owen was hired in October 2003 and the amounts disclosed for 2003 represent his compensation in 2003 since such date. In July 2004, Mr. Owen assumed the additional responsibilities of Controller and principal accounting officer.

(6)
Mr. Hornish was hired in December 2004 and the amounts disclosed for 2004 represent his compensation since such date.

(7)
Consists of 75,000 shares which vest 20% per year over five years beginning December 13, 2005; dividends paid, if any, on such shares shall be held by us and paid only upon the vesting of such shares. As of December 31, 2004, Mr. Hornish held these 75,000 restricted shares of common stock and the value of such shares was $1,042,500 as determined by the closing sales price of $13.90 per share as reported on The Nasdaq National Market as of such date.

Stock Options

        The following table shows all stock option grants to the Named Executive Officers during fiscal year 2004.

Option Grants in Last Fiscal Year

Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
Individual Grants
	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in Fiscal Year
Name			Exercise or Base Price ($/Sh)	Expiration Date
					5% ($)	10% ($)
Thomas E. Hornish	125,000	17.7	13.90	12/13/2009	480,039	1,060,761

(1)
Potential realizable value is based on an assumption that our common stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the option term. Such amounts are based on the assumption that the named persons hold the options for their full term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect our estimate of future share price growth.

        In addition, in April 2005 Mr. Andrew J. Dale received option grants to purchase an aggregate of up to 300,000 shares of common stock at an exercise price of $14.50 per share. These options vest as follows: 20,000 shares on the first anniversary of the date of grant; 40,000 shares on the second anniversary of the date of grant; 60,000 shares on the third, fourth and fifth anniversary of the date of grant; 40,000 shares on the sixth anniversary of the date of grant; and 20,000 shares on the seventh anniversary of the date of grant.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table sets forth the option exercises by the Named Executive Officers for the fiscal year ended December 31, 2004, and exercisable and unexercisable options held by them as of December 31, 2004. The "Value of Unexercised In-the-Money Options at Fiscal Year-End" is calculated based on the difference between the closing sales price of $13.90 per share as of December 31, 2004 as reported on The Nasdaq National Market and the exercise price for the shares underlying the option, multiplied by the number of shares issuable upon exercise of the option.

Aggregated Option Exercises In Last Fiscal Year
And Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)
					Value of Unexercised in-the-Money Options at Fiscal Year-End ($)
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Perry T. Massie	—	—	487,500	—	6,326,239	—
William A. Owen	—	—	175,000	325,000	402,500	747,500
Thomas H. Massie	—	—	487,500	—	6,326,239	—
Andrew J. Dale	—	—	406,250	—	5,271,866	—
Thomas E. Hornish	—	—	—	125,000	—	—

Employment Contracts and Termination of Employment and Change in Control Arrangements

        As of the date of the mailing of this Proxy Statement, we did not have employment contracts with any of our employees.

        Upon a change in control of us or a sale of substantially all of our assets, the vesting of previously unvested options to purchase common stock and previously unvested restricted shares of common stock held by our employees and directors accelerates 100% and such options and restricted shares become fully vested.

Compensation Committee Interlocks and Insider Participation

        Prior to establishing the compensation committee, the board of directors as a whole made decisions relating to compensation of our executive officers. No member of our compensation committee was at any time during fiscal year 2004 or at any other time an officer or employee of the Company. None of our executive officers served on the board of directors or compensation committee of any entity which has one or more executive officers serving as members of our board of directors or compensation committee.

Equity Compensation Plans Information

        We have six compensation plans approved by stockholders under which our equity securities are authorized for issuance to employees or directors in exchange for goods or services: the 1995 Stock Option Plan; The Outdoor Channel, Inc. 1997 Stock Option Plan under which we assumed the outstanding options; stock option agreements with two employees, the Non-Employee Directors Stock Option Plan and the 2004 Long-term Incentive Plan.

        The following table summarizes information about our equity compensation plans at December 31, 2004:

	(a)	(b)	(c)	(d)
	Number of shares of restricted stock issued (subject to vesting)	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in columns (a) and (b))
Equity compensation plans approved by security holders	75,000	5,629,875	$4.12	3,370,000	(1)
Equity compensation plans not approved by security holders(2)	—	—	—	—

	75,000	5,629,875	$4.12	3,370,000	(1)

(1)
On December 31, 2004, 375,000 and 2,995,000 shares were available under the Non-Employee Directors Stock Option Plan and the 2004 Long-tem Incentive Plan, respectively, for future grants of stock options or sale of stock. No future grants of stock options or direct issuance of stock may be made under any of our other equity compensation plans.

(2)
There are no equity compensation plans (including individual compensation arrangements) not approved by the Company's security holders.

Compensation Committee Report

        The following is the report delivered by the Compensation Committee of the Board with respect to the principal factors in determining the compensation of the Company's executive officers.

        In July 2004, the Board established a Compensation Committee which determines, either alone or with the other independent directors, or recommends to the Board, the compensation and benefits of our executive officers and other key employees, administers our equity compensation plans, and establishes and reviews general policies relating to compensation and benefits of all of our employees. Prior to this time, the Board had no Compensation Committee and the entire Board was responsible for such matters. For 2004, the Compensation Committee primarily administered the compensation and benefits that had been previously established by the entire Board generally using the factors discussed below. After being formed in July 2004, the Compensation Committee began an analysis of the Company's compensation and benefits for its executive officers and other key employees and used this analysis to attempt to establish the compensation and benefits for the Company's executive officers and other key employees for 2005 using the factors discussed below.

        As members of the Compensation Committee, it is our duty to set the base salary of the Company's executive officers and to administer the Company's equity compensation plans under which grants may be made to the executive officers and other key employees. In addition, we develop and approve the individual bonus programs to be effective for the executive officers each fiscal year. From time to time, the Compensation Committee has engaged, and may engage in the future, outside compensation consultants and other experts for information and comparative data.

        General Compensation Policy.    Our fundamental policy is to offer the Company's executive officers competitive compensation opportunities based upon their contribution to the financial success of the Company and their personal performance. It is our objective to have a substantial portion of each officer's compensation contingent upon the Company's performance as well as upon his or her own level of performance. Accordingly, each executive officer's compensation package is comprised of three elements:

  •
  base salary which reflects individual performance and is designed to be generally competitive with salary levels in the industry and the local area,

  •
  annual variable performance awards payable in cash and tied to the achievement of financial performance goals established by the Company, and

  •
  long-term stock-based incentive awards which strengthen the mutuality of interests between the executive officers and the Company's stockholders.

As an officer's level of responsibility increases, it is our intent to have a greater portion of his or her total compensation to be dependent upon the Company's performance and stock price appreciation rather than base salary.

        Factors.    The principal factors considered in establishing the components of each executive officer's compensation package are summarized below. We may in our discretion apply entirely different factors, particularly different measures of financial performance, in setting executive compensation for future fiscal years, but all compensation decisions will be designed to further the general compensation policy indicated above.

        Base Salary.    The base salary for each officer is set on the basis of:

  •
  industry experience, knowledge and qualifications,

  •
  the salary levels in effect for comparable positions within the Company's principal industry marketplace competitors and the local area, and

  •
  internal comparability considerations.

        Annual Bonus Compensation.    In 2004, annual bonuses were earned by our executive officers on the basis of the Company's achievements and in relation to each of their contributions to the Company's achievements.

        Long-Term Incentive Compensation.    During 2004, we approved, or recommended to the Board, the grant of restricted share and stock options to certain executive officers under our 2004 Long-Term Incentive Plan. The grants are designed to align the interests of each executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. The number of shares subject to each restricted share and option grant was based on the officer's level of responsibilities and relative position in the Company. However, we do not adhere to any specific set of guidelines and determine the size of each grant as circumstances warrant.

        CEO Compensation.    In setting the compensation payable to the Company's Chief Executive Officer, Mr. Perry Massie, we have sought to be competitive with other companies in the industry. We established Mr. Perry Massie's base salary upon our evaluation of his personal performance and our objective to have his base salary keep pace with salaries being paid to similarly situated chief executive officers.

        Compliance with Internal Revenue Code Section 162(m).    Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1.0 million per covered officer in any fiscal year. The limitation applies only to compensation which is not considered to be performance-based. The non-performance based compensation paid in cash to the Company's executive officers for the 2004 fiscal year did not exceed the $1.0 million limit per officer, and the Compensation Committee does not anticipate that the non-performance based compensation to be paid in cash to any of the Company's executive officers for fiscal 2005 will exceed that limit.

        It is the opinion of the Compensation Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align the Company's performance and the interests of the Company's stockholders through the use of competitive and equitable executive compensations in a balanced and reasonable manner, for both the short- and long-term.

                      Compensation Committee

                      Elizabeth J. Sanderson, Chairman
                      Ray V. Miller
                      Thomas Bahnson Stanley

Audit Committee Report

        The Audit Committee Report that follows shall not be deemed to be incorporated by reference into any filings made by us under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), notwithstanding any general statement contained in any such filing incorporating this Proxy Statement by reference, except to the extent that we incorporate such report by specific reference.

        The Audit Committee of the board of directors has:

  •
  Reviewed and discussed with the Company's management the audited financial statements as of and for fiscal year ended December 31, 2004;

  •
  Discussed with J. H. Cohn LLP, our independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants; and

  •
  Received and reviewed the written disclosures and the letter from J. H. Cohn LLP required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with J. H. Cohn LLP its independence.

        In reliance on the review and discussions referred to above, the Audit Committee recommended to the board of directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004. The Company's board of directors has adopted a written Audit Committee Charter which was previously included as an appendix to the Company's proxy statement filed with the Securities and Exchange Commission on August 19, 2004.

                      Audit Committee

                      David C. Merritt, Chairman
                      Jerry R. Berglund
                      Thomas Bahnson Stanley

Other Audit Related Matters

        The board of directors selected J. H. Cohn LLP as the independent registered public accounting firm to audit the Company's consolidated financial statements for the year ended December 31, 2004. J. H. Cohn LLP previously audited the Company for the years ended December 31, 1998 through 2003. A representative of J. H. Cohn LLP is expected to be present at the annual meeting. If a representative of J. H. Cohn LLP is present at the annual meeting, he or she will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. It is our practice not to place the selection of our independent registered public accounting firm to a vote of our stockholders.

        Audit Fees.    The aggregate fees billed by J. H. Cohn LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal years ended December 31, 2004 and 2003 and the reviews of the financial statements included in our Quarterly Reports for these fiscal years were $171,000 and $92,000, respectively.

        Audit-Related Fees.    The aggregate fees billed by J. H. Cohn LLP for assurance and related services that are reasonably related to the performance of the audit of our annual financial statements for the fiscal years ended December 31, 2004 and 2003 and not reported above were $8,000 and $37,000, respectively.

        Tax Fees.    The aggregate fees billed by J. H. Cohn LLP for professional services rendered for tax compliance, tax advice, and tax planning to us for the fiscal years ended December 31, 2004 and 2003 were $10,000 and $21,000, respectively. The nature of the services provided for these fees are for the preparation of tax returns, tax advice rendered regarding the resignation and severance agreement of a former officer/director and other tax advice for the fiscal years ended December 31, 2004 and 2003.

        All Other Fees to Auditor.    There were no other fees billed by J. H. Cohn LLP for services rendered to us, other than the fees for services described above under "Audit Fees," "Audit-Related Fees" or "Tax Fees" for the fiscal years ended December 31, 2003 and 2004.

        Audit Committee Pre-Approval Policies.    Our Audit Committee pre-approved all services described above for fiscal year 2004, including non-audit services, and has determined that these fees and services are compatible with maintaining the independence of J. H. Cohn LLP. The Audit Committee requires that each service provided by J. H. Cohn LLP be pre-approved by the Audit Committee.

Performance Graph

        The graph below shows the five-year cumulative total stockholder return assuming an investment of $100 and the reinvestment of dividends, although dividends have not been declared on our common stock. The graph compares total stockholder returns of our common stock, of the Russell 2000 Index and of a Peer Group Index consisting of Crown Media Holdings, Inc., Paxson Communications Corporation and Viacom Inc. The graph assumes that $100 was invested in our stock on December 31, 1999 and that the same amount was invested in the Russell 2000 Index and the Peer Group Index. Historical results are not necessarily indicative of future performance. Our common stock is currently traded on The Nasdaq National Market. Prior to September 15, 2004, our common stock was traded on NASD's OTC Bulletin Board.

        The stockholder return shown on the graph below is not necessarily indicative of future performance and the Company will not make or endorse any predictions as to future stockholder returns.

Outdoor Channel Holdings, Inc.
Performance Graph
Comparison of Cumulative Total Return*

*
Assumes $100 investment on December 31, 1999

Certain Relationships and Related Transactions

        We currently have two lease agreements regarding a portion of our administrative facilities with Musk Ox Properties, LP, a stockholder of ours and which in turn is owned by Messrs. Perry T. Massie and Thomas H. Massie, each of whom is a director and officer of ours. The lease agreements currently require aggregate monthly rent payments of $20,949. These lease agreements expire December 31,

2005. Our rent expense paid to Musk Ox Properties, LP totaled an aggregate of $243,523 and $242,396 for the years ended December 31, 2004 and 2003, respectively.

        As of December 31, 2002, the amount owed Wilma M. Massie, who passed away in August 2003 and was the mother of Messrs. P. Massie and T. Massie, for two notes payable aggregated to $577,950 including accrued interest. The original maturity dates of the loans from Wilma M. Massie were December 31, 2002 and April 30, 2003, respectively. The loans carried interest rates of 9.5% and 10%, respectively. On March 1, 2003, both notes payable including accrued interest were combined into one unsecured note payable with an interest rate of 8% and the maturity date of the new note was extended to September 31, 2004. This note was subsequently retired in June 2003 as consideration for the exercise of options held by Ms. Massie.

        As of December 31, 2002, we owed Wilma M. Massie an additional $14,606, secured by print equipment purchased in May 2001. The original amount of this loan was approximately $313,000 and interest accrued at 10%. We were paying this obligation at the rate of $5,000 per month, and this loan was fully paid in March 2003.

        Effective April 1999, we entered into an employment agreement with Richard K. Dickson II who was our Chief Operating Officer at that time and is currently a beneficial owner of greater than 5% of our outstanding common stock. The agreement was for one year and pursuant to the agreement had been automatically extended for one year terms until Mr. Dickson's resignation in December 2003. At the time of Mr. Dickson's resignation, the agreement provided for a salary of $11,250 per month. Prior to 2002, a portion of the compensation was paid each month in cash and the remainder was deferred. At Mr. Dickson's election, the deferred portion was payable in cash or shares of the common stock of Outdoor Channel Holdings, Inc. and/or The Outdoor Channel, Inc. Deferred compensation under the agreement totaled $317,750 as of December 31, 2002. In December 2003, Mr. Dickson elected to take the entire deferred compensation balance in the form of shares. Outdoor Channel Holdings, Inc. and The Outdoor Channel, Inc. issued 134,375 and 125,726 shares, respectively, to satisfy their obligations to Mr. Dickson. These 134,375 shares of Outdoor Channel Holdings, Inc. have subsequently been split into approximately 335,937 shares, and the 125,726 shares of The Outdoor Channel, Inc. have subsequently been exchanged for approximately 204,304 shares of Outdoor Channel Holdings, Inc. The employment agreement also provided that Mr. Dickson was to receive options to purchase 60,000 shares of common stock of Outdoor Channel Holdings, Inc. at an exercise price of $3.00 per share. These options were fully vested at the time of Mr. Dickson's resignation. Mr. Dickson exercised all of these options in January 2004. The shares of Outdoor Channel Holdings, Inc. issued upon the exercise of these options have subsequently been split into 150,000 shares. In connection with Mr. Dickson's resignation, we also agreed to pay him approximately $374,000 over time. These payments are scheduled to terminate in November 2007. In addition, in December 2003 we entered into a Registration Rights Agreement with Mr. Dickson granting him the right to register some of his shares for resale in a registration statement filed by Outdoor Channel Holdings, Inc. or on a Form S-3, subject to various terms and conditions.

        During 2003, we paid bonuses of $43,210 and $80,018 to Mr. Dickson and Ms. Massie, respectively, by canceling subscriptions receivable for common stock and the interest payable thereon.

        In September 2004, in connection with our acquisition of all of the outstanding shares of The Outdoor Channel, Inc. that we did not previously own, the following entities and individuals received shares of our common stock, and options to purchase that number of shares of our common stock, in exchange for the shares of common stock, and options to purchase that number of shares of common stock, of The Outdoor Channel, Inc. they previously held. The exchange rate used for this conversion of the shares and options of The Outdoor Channel, Inc. for the following entities and individuals was the same exchange rate used for all other holders of shares and options of The Outdoor Channel, Inc.

Name of Owner or Entity	Shares	Options
Thomas H. Massie	21,437	487,500
Perry T. Massie	9,595	487,500
Musk Ox Properties, LP(1)	3,100	—
Elizabeth J. Sanderson(2)	430,592	812,500
Ray V. Miller	428,050	650,000
Jerry R. Berglund(3)	336,702	325,000
Andrew J. Dale	16,250	406,250

(1)
Musk Ox Properties, LP is owned equally by Messrs. Perry and Thomas Massie.

(2)
Included shares owned directly by Ms. Sanderson and 49,412 shares held in various trusts and excluded 177,974 shares held in trusts related to Ms. Sanderson but for which she disclaims beneficial ownership and/or control.

(3)
Included 156,165 shares owned directly by Mr. Berglund, 154,212 shares held by his wife and 26,325 shares held by Mr. Berglund's children.

        Our bylaws provide that we will indemnify our directors and executive officers and may indemnify our other officers, employees and other agents to the fullest extent permitted by the Delaware General Corporation Law. We are also empowered under our bylaws to enter into indemnification contracts with our directors and officers and to purchase insurance on behalf of any person whom it is required or permitted to indemnify. Pursuant to this provision, we have entered into indemnity agreements with each of our directors and officers.

        In addition, our certificate of incorporation provides that our directors will not be personally liable to us or our stockholders for monetary damages for certain breaches of the directors' fiduciary duty. Each director will continue to be subject to liability for breach of the director's duty of loyalty to us or our stockholders, for acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, for any transaction from which the director derived an improper personal benefit, for unlawful payment of dividends and for unlawful stock purchases or redemptions. This provision also does not affect a director's responsibilities under any other laws, such as the federal securities laws or state or federal environmental laws.

        In June 2005, we entered into an agreement with each of Musk Ox Investments, LP, Messrs. Perry T. Massie, Thomas H. Massie, Ray V. Miller, Jerry R. Berglund, Andrew J. Dale and Ms. Elizabeth J. Sanderson setting forth the terms and conditions pursuant to which they were eligible to sell shares in connection with a public offering of the Company's shares of common stock, subject to the sole discretion of a disinterested committee of our board of directors. These agreements also specified which costs were borne by us and which were borne by such individuals. In addition, these agreements contained indemnification and other provisions customary for agreements of this type.

        All future transactions between us and our officers, directors, principal stockholders and affiliates will be approved by our audit committee or another independent body of our board of directors, and will be on terms no less favorable to us than could be obtained from unaffiliated third parties.

SUBMISSION OF STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
FOR THE 2006 ANNUAL MEETING

        All stockholder proposals and director nominations for the 2006 annual meeting must be submitted in accordance with the procedures set forth in our bylaws.

        If a stockholder wants us to consider including a proposal in our proxy materials for the 2006 annual meeting, pursuant to Rule 14a-8 under the Exchange Act the stockholder must submit the proposal no later than an expected date of April 10, 2006. If the proposal complies with all of the requirements of Rule 14a-8, we will include it in the Proxy Statement and set it forth on the form of proxy issued for the 2006 annual meeting. Any such stockholder proposals should be directed to the attention of the Company's Secretary or Assistant Secretary at our headquarters at 43445 Business Park Drive, Suite 113, Temecula, California 92590.

        With respect to any proposal that a stockholder intends to present at the 2006 annual meeting but is not submitted for inclusion in our proxy materials pursuant to Rule 14a-8, the proxy for such annual meeting will confer discretionary voting authority to vote on such stockholder proposal unless we are notified of such proposal no later than an expected date of June 24, 2006 and the proponent complies with all applicable requirements set forth in Regulation 14A under the Exchange Act.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

        Except as follows, and based solely upon its review of the copies of reports furnished to the Company, or representations that no annual Form 5 reports were required, the Company believes that all filing requirements under Section 16(a) of the Exchange Act applicable to its directors, officers and any persons holding ten percent (10%) or more of the Company's Common Stock with respect to the Company's fiscal year ended December 31, 2004 were satisfied. In connection with various transfers related to the estate planning for the Miller family, the Company is aware that Mr. Ray V. Miller had a late filing of his Form 5 for fiscal year 2004.

ANNUAL REPORT ON FORM 10-K

        You may obtain, without charge, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2004, including the financial statements and the financial statement schedules required to be filed with the SEC pursuant to Rule 13a-1 of the Exchange Act. You may also obtain copies of exhibits to the Form 10-K, but we will charge a reasonable fee to stockholders requesting such exhibits. You should direct your request in writing to us at our address set forth on the first page of this Proxy Statement, attention: Thomas E. Hornish, General Counsel.

OTHER MATTERS

        The Board does not intend to present any items of business other than those stated in the Notice of Annual Meeting of stockholders. If other matters are properly brought before the meeting, the persons named in the accompanying proxy will vote the shares represented by it in accordance with their best judgment. Discretionary authority to vote on other matters is included in the proxy.

By Order of the Board of Directors,

Perry Massie, Chairman of the Board, Chief Executive Officer and President

PROXY FOR OUTDOOR CHANNEL HOLDINGS, INC. ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF OUTDOOR CHANNEL HOLDINGS, INC. AND MAY BE REVOKED PRIOR TO ITS EXERCISE

The undersigned stockholder of OUTDOOR CHANNEL HOLDINGS, INC., a Delaware corporation, hereby acknowledges the receipt of the Notice of the Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting of Stockholders to be held on Tuesday, August 30, 2005, at 9:00 a.m., at 43445 Business Park Drive, Suite 113, Temecula, California 92590 and hereby appoints PERRY T. MASSIE, and THOMAS H. MASSIE, or either of them, acting singularly, as proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at said Annual Meeting, and at any adjournment(s) or postponement(s) thereof, and to vote all shares of common stock, which the undersigned would be entitled to vote, if then and there personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND IN ACCORDANCE WITH THE PROXYHOLDER'S DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

(CONTINUED AND TO BE VOTED, SIGNED AND DATED ON THE REVERSE SIDE)

MMMMMMMMMMMM
Outdoor Channel Holdings, Inc.
000000000.000 ext 000000000.000 ext 000000000.000 ext
MR A SAMPLE	000000000.000 ext
DESIGNATION (IF ANY)	000000000.000 ext
ADD 1	000000000.000 ext
ADD 2	000000000.000 ext
ADD 3 ADD 4 ADD 5 ADD 6
C 1234567890 J N T
!123456564525!
☐ Mark this box with an X if you have made changes to your name or address details above.
Annual Meeting Proxy Card

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL
OF THE NOMINEES LISTED IN PROPOSAL 1

A	Election of Directors
1.	Proposal to elect the following listed nominees as directors of Outdoor Channel Holdings, Inc.:
01—Jerry R. Berglund		For All	Withhold All	For All Except*	*Exceptions:

02—Ray V. Miller		☐	☐	☐	To withhold authority to vote for any individual nominee(s), mark the exceptions box and write the name(s) on the space provided above.

B	Issue
2.	In their discretion to vote upon such other business or matters which may properly come before the meeting, or any adjournment(s) or postponement(s) thereof.

C	Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.
Please date this proxy and sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If there is more than one trustee, all should sign. All joint owners should sign.
Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box	Date (mm/dd/yyyy)
/ /

1UPX    HHH    PPPP    0000000

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TABLE OF CONTENTS
PROPOSAL 1—ELECTION OF DIRECTORS
PRINCIPAL STOCKHOLDERS
MANAGEMENT
EXECUTIVE COMPENSATION AND OTHER INFORMATION
SUBMISSION OF STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2006 ANNUAL MEETING
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
ANNUAL REPORT ON FORM 10-K
OTHER MATTERS